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                                                                   EXHIBIT 10.07

                                   AMENDMENT
                                       TO
                    FOREIGN EXCHANGE DESK SERVICE AGREEMENT


          This Amendment (the "Amendment") to the Foreign Exchange Desk Service Agreement dated July 1, 1993 (the "Agreement") among MERRILL LYNCH INTERNATIONAL BANK ("MLIB"), MERRILL LYNCH FUTURES INC. ("MLF"), MERRILL LYNCH INVESTMENT PARTNERS INC., formerly, ML Futures Investment Partners Inc. ("MLIP"), and each of the funds listed on Schedule A thereto, as amended from time to time, is made as of this __th day of ____, 1996 among the undersigned and ML PRINCIPAL PROTECTION TRADING L.P., formerly, ML Principal Protection Plus Trading L.P. (the "Customer").


                              W I T N E S S E T H:
                              -------------------

          WHEREAS, MLIB, MLF and MLIP have determined to amend the Agreement as set forth in this Amendment; and

          WHEREAS, the Customer has determined to be bound by the terms and provisions of the Agreement including the amendments to the Agreement pursuant to this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

          1. The Customer hereby agrees to be bound by the terms and provisions of the Agreement including the amendments to the Agreement contained herein.

          2. Section 6 of the Agreement shall be amended to add the following paragraphs after the second paragraph under such section:

          "ML Principal Protection L.P. (the "Parent"), the sole limited partner of Customer, hereby authorizes and directs MLF to debit directly from Parent's bank or custodial account(s) all amounts due to MLF from Parent as provided under Section 16(e) of the Parent's Third Amended and Restated Limited Partnership Agreement dated as of ________, 1996 -- being amounts equal to
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     the difference between the assets which Customer commits to trading and the actual equity invested in Customer. Such debits may be made without need of prior notice to either Customer or the Parent.

          MLF acknowledges and agrees that Customer is a subsidiary limited partnership of the Parent, which is the sole limited partner of Customer and whose general partner is also the general partner of Customer. MLF agrees that except pursuant to the Parent's undertaking pursuant to Section 16(e) of the Parent's Limited Partnership Agreement, MLF will look only to the assets of Customer, and not to any assets of the Parent itself, to satisfy any debts or liabilities due to MLF hereunder.

          MLF also agrees that (i) it will in no event seek to assert, other than pursuant to and to the extent of the Parent's undertaking set forth in
     Section 16(e) of the Parent's Third Amended and Restated Amended Limited Partnership Agreement, that the Parent or any of its assets is in any respects subject to any debts of or claims against Customer, either through "piercing the corporate veil," "substantive consolidation" or other theories, and (ii) MLF will take no action and institute no action or proceeding seeking to adjudicate the Customer a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property.

          In no event shall MLF collect any amounts from Customer if doing so would result in the assets attributable to one series of units of limited partnership interest sold by Parent being used to pay any losses incurred in respect of any other such series."

          3. Except as otherwise set forth in this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. All references to the Agreement in the

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Agreement or elsewhere shall be deemed to refer to the Agreement as amended hereby.

          4. This Amendment may be executed in any number of counterparts each of which shall be deemed to be an original but all such separate counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized representative for and on behalf of the undersigned as of the day and year first above written.

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MERRILL LYNCH INVESTMENT PARTNERS   MERRILL LYNCH FUTURES INC.
  INC.


By:___________________________      By:___________________________
     James M. Bernard                    Name:
     Vice President                      Title:



MERRILL LYNCH INTERNATIONAL         ML PRINCIPAL PROTECTION
  BANK                                TRADING L.P.

                                    By:  MERRILL LYNCH INVESTMENT
                                           PARTNERS INC.,
By:___________________________           General Partner
     Name:
     Title:
                                    By:___________________________
                                         James M. Bernard
                                         Vice President



                                    Accepted and agreed to with
                                    respect to Section 2 of the
                                    Amendment:

                                    ML PRINCIPAL PROTECTION
                                      L.P.

                                    By:  MERRILL LYNCH INVESTMENT
                                           PARTNERS INC.,
                                         General Partner


                                    By:___________________________
                                         James M. Bernard
                                         Vice President

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